Filed under Rule 497(k)

Registration No. 811-7238

SUNAMERICA SERIES TRUST

Supplement to the Summary Prospectus dated May 1, 2014

The following change is effective September 26, 2014:

Total Return Bond Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section and under the section titled “Portfolio Manager,” with respect to Pacific Investment Management Company LLC (“PIMCO”), the portfolio management disclosure pertaining to Mr. Bill Gross is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Scott A. Mather	2014	Portfolio Manager
Mark R. Kiesel	2014	Portfolio Manager
Mihir P. Worah	2014	Portfolio Manager

Please retain this supplement for future reference.

Date: September 30, 2014